UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2017

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2017

On the following pages, you will find the 2017 annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Equity markets generally delivered exceptionally strong returns around the world during the 12-month period ended September 30, 2017. In a change from the pattern of recent years, broad index returns were stronger for non-US than US stock markets, and emerging markets did better than developed markets. US taxable and tax-exempt bond returns were positive but very low.

The stock-market rally reflected improved earnings growth after a two-year period of flat growth in the US and an extended period of weak earnings in Europe and emerging markets. Nine years after the financial crisis of 2008, markets are currently benefiting from modest economic growth around the world.

While volatility has fallen to low levels after a brief spike late last year, we expect to see volatility rise to more normal levels. Given high valuations and the likely deceleration of earnings growth going forward, we expect lower future returns from stocks in all geographies. We also expect slowly rising interest rates to result in muted bond returns.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the

(Portfolio Manager Commentary continued on next page)

2017 Annual Report	1

Portfolio Manager Commentary (continued)

Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2017. Also included in the table is the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed its benchmark and Lipper Average. Sector positioning contributed relative to the benchmark, mainly on the back of gains from an overweight to securitized assets, specifically non-agency mortgages and credit risk-sharing transactions. An underweight in Treasuries and exposure to high-yield corporates helped returns further, while an overweight to Treasury inflation-protected securities detracted. Country positioning added to returns, helped by an out-of-benchmark exposure to Brazil. Although currency investments and security decisions did not significantly impact overall performance, there were some positions of note in the period: positive returns from selections within investment-grade corporates—and several other modest contributors across a range of security positions—just offset losses from selections in agency mortgages.

During the six-month period, the Portfolio outperformed its benchmark and Lipper Average. Sector positioning contributed to performance, primarily because of an underweight in Treasuries and overweight in non-agency mortgages. A detrimental exposure to US inflation-linked securities took back some of these gains. Country allocation boosted returns further, due to an out-of-benchmark exposure to the eurozone. An overall short duration position, compared with the benchmark, also helped returns, as yields had mixed performance in the period. Although yield-curve positioning, currency investments and security decisions did not significantly impact overall performance, there were some positions of note. Positive returns from selections within high-yield and investment-grade corporates were mostly offset by losses from security selection in agency mortgages.

During both periods, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes. Treasury futures and interest rate swaps were utilized during both periods, and interest rate swaptions and written swaptions were used during the 12-month period, to manage duration, country exposure and yield-curve positioning. Equity options were utilized to hedge market risk in the 12-month period.

Market Review and Investment Strategy

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended September 30, 2017. Donald Trump’s US presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were initially treated as positive developments by financial markets, though uncertainty regarding the new administration’s ability to implement meaningful reform increased during the period. Markets were surprised when UK prime minister Theresa May called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The election results increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France and his party went on to win a parliamentary majority. His reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June 2017, the US Federal Reserve raised interest rates for the third consecutive quarter, hikes that were universally anticipated by markets.

Emerging-market debt rallied over both periods, helped by a positive global growth story and oil prices reaching a two-and-a-half-year high. In the 12-month period, developed-market treasury yields rose almost across the board, the exception being shorter maturities in the UK and eurozone. Emerging-market local-currency government bonds rebounded, while investment-grade credit securities posted flat

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Portfolio Manager Commentary (continued)

returns, but both outperformed the negative returns of developed-market treasuries. In the six-month period, US, Canadian, Japanese and Australian yields generally rose, while eurozone yields moved in different directions. Investment-grade credit securities, emerging-market local-currency government bonds and developed-market treasuries all performed well, though they trailed the rally in global high yield. Global high-yield securities rallied strongly in both periods, with almost uniformly positive sector performance. Energy was among the top performers in the 12-month period, helped by oil price increases, while consumer-related sectors generally lagged the rising market; the rally in the six-month period was led by the banking and transportation sectors.

2017 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value

(Disclosures and Risks continued on next page)

2017 Annual Report	5

Disclosures and Risks (continued)

and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (“UK”) has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment.

However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase

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6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

2017 Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2017	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	2.49%	0.78%	2.63%	4.77%	4.82%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	2.31%	0.07%	2.06%	4.27%	4.56%
Lipper Core Bond Funds Average	2.26%	0.45%	2.01%	3.98%

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.59%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 27, 2018, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Intermediate Duration Institutional Portfolio
Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2017.

Portfolio Summary—September 30, 2017 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown[1]

1	All data are as of September 30, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

See Disclosures, Risks and Note about Historical Performance on pages 4–7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,024.90	$2.28	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2017 Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2017

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–22.6%
Agency Fixed Rate 30-Year–20.6%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46	U.S.$	3,271	$3,467,788
Series 2005 5.50%, 1/01/35		58	65,007
Series 2007 5.50%, 7/01/35		354	394,724
Series 2017 4.00%, 7/01/44		2,533	2,685,095
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		5,349	5,374,332
3.50%, 10/01/47, TBA		44,326	45,693,874
4.00%, 10/25/47, TBA		24,875	26,186,768
4.00%, 12/01/40–10/01/43		6,776	7,187,536
4.50%, 9/01/39–6/01/47		29,012	31,177,987
5.00%, 12/01/39–6/01/40		82	90,528
5.50%, 9/01/36		7	7,815
Series 2003 5.50%, 4/01/33–7/01/33		1,013	1,127,677
Series 2004 5.50%, 2/01/34–11/01/34		908	1,012,351
Series 2005 5.50%, 2/01/35		971	1,083,513
Series 2006 5.50%, 4/01/36		201	223,967
Series 2007 5.50%, 5/01/36–8/01/37		229	255,258
Series 2008 5.50%, 8/01/37		1	1,512
Series 2010 4.50%, 10/01/40		5	5,884
Government National Mortgage Association 3.00%, 4/20/46–5/20/46		3,522	3,575,303
3.50%, 10/01/47, TBA		12,049	12,526,254

			142,143,173

Agency Fixed Rate 15-Year–2.0%
Federal National Mortgage Association 2.50%, 10/01/31–2/01/32		13,321	13,425,872

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association 4.50%, 10/01/23–2/01/26		34	36,380
5.50%, 3/01/25		139	153,601

			189,981

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp.
Series 2006 3.614% (LIBOR 12 Month + 2.109%), 12/01/36(a)+		1	1,059
	Principal Amount (000)		U.S. $ Value

Series 2007 3.903% (LIBOR 12 Month + 2.153%), 3/01/37(a)+	U.S.$	1	$1,516
Federal National Mortgage Association Series 2007 3.085% (LIBOR 12 Month + 1.46%), 2/01/37(a)+		2	2,594
3.534% (LIBOR 12 Month + 1.784%), 3/01/37(a)+		2	2,382

			7,551

Total Mortgage Pass-Throughs (cost $155,528,930)			155,766,577

CORPORATES—INVESTMENT GRADE–20.9%
Industrial–10.7%
Basic–1.0%
Anglo American Capital PLC 3.75%, 4/10/22(c)		200	205,018
Barrick North America Finance LLC 4.40%, 5/30/21		15	16,117
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,315
4.125%, 11/15/21		30	31,853
4.375%, 11/15/42		87	88,589
7.375%, 11/01/29		220	293,399
Eastman Chemical Co. 3.80%, 3/15/25		496	510,811
Glencore Funding LLC 4.125%, 5/30/23(c)		502	521,995
LYB International Finance BV 4.00%, 7/15/23		330	349,437
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,140,141
Minsur SA 6.25%, 2/07/24(c)		397	435,211
Mosaic Co. (The) 5.625%, 11/15/43		507	517,977
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		1,043	1,050,822
Vale Overseas Ltd. 6.875%, 11/21/36		900	1,030,365
Yamana Gold, Inc. 4.95%, 7/15/24		395	405,329

			6,612,379

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		1,025	1,110,075
General Electric Co. Series D 5.00%, 1/21/21(d)		372	392,147

			1,502,222

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Communications—Media–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	470	$502,886
Comcast Corp.
3.125%, 7/15/22		17	17,610
5.15%, 3/01/20		83	89,259
Cox Communications, Inc. 2.95%, 6/30/23(c)		463	456,597
Time Warner Cable LLC 4.00%, 9/01/21		30	31,057
4.125%, 2/15/21		1,990	2,064,943
4.50%, 9/15/42		505	477,881
5.00%, 2/01/20		90	95,124
Time Warner Cos., Inc. 7.57%, 2/01/24		10	12,434
Time Warner, Inc. 3.40%, 6/15/22		80	82,497
3.60%, 7/15/25		1,285	1,289,780

			5,120,068

Communications—Telecommunications–2.1%
AT&T Corp. 8.25%, 11/15/31		53	73,773
AT&T, Inc. 3.40%, 5/15/25		2,860	2,820,217
3.60%, 2/17/23		105	108,188
3.90%, 8/14/27		140	140,232
4.125%, 2/17/26		2,087	2,143,725
5.15%, 2/14/50		700	704,963
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	162,374
British Telecommunications PLC 9.125%, 12/15/30		69	104,249
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	28,774
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	216,936
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)	U.S.$	691	700,536
Verizon Communications, Inc. 2.625%, 8/15/26		1,836	1,721,819
3.50%, 11/01/21–11/01/24		5,594	5,700,409
5.15%, 9/15/23		5	5,614
5.50%, 3/16/47		90	99,900
Vodafone Group PLC 4.375%, 3/16/21		15	16,009

			14,747,718

Consumer Cyclical—Automotive–1.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	754,171
3.664%, 9/08/24		1,727	1,740,419
5.00%, 5/15/18		1,984	2,022,688
5.875%, 8/02/21		1,145	1,274,694

General Motors Co. 3.50%, 10/02/18	U.S.$	665	$675,740
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,411	1,430,443
3.25%, 5/15/18		91	91,782
4.00%, 1/15/25		374	381,420
4.30%, 7/13/25		275	283,877

			8,655,234

Consumer Non-Cyclical–1.7%
Ahold Finance USA LLC 6.875%, 5/01/29		120	150,016
Baxalta, Inc. 3.60%, 6/23/22		15	15,521
Becton Dickinson and Co. 3.734%, 12/15/24		355	364,312
Biogen, Inc. 3.625%, 9/15/22		11	11,558
4.05%, 9/15/25		1,471	1,570,219
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		93	102,645
Kimberly-Clark Corp. 3.875%, 3/01/21		35	36,892
Medtronic, Inc. 3.50%, 3/15/25		1,841	1,919,721
Mylan NV 3.125%, 11/22/28(c)	EUR	1,370	1,731,965
3.95%, 6/15/26	U.S.$	382	389,170
Mylan, Inc. 2.60%, 6/24/18		81	81,416
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		221	223,210
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		1,256	1,202,896
3.15%, 10/01/26		2,388	2,204,816
Tyson Foods, Inc. 2.65%, 8/15/19		353	357,169
3.95%, 8/15/24		1,211	1,276,430
4.50%, 6/15/22		179	193,649

			11,831,605

Energy–1.6%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	25,090
Apache Corp. 3.625%, 2/01/21		20	20,626
Cenovus Energy, Inc. 3.00%, 8/15/22		77	75,653
5.70%, 10/15/19		332	351,216
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	110,156
Ecopetrol SA 5.875%, 5/28/45		558	544,747
Encana Corp. 3.90%, 11/15/21		830	854,717

2017 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Energy Transfer LP 3.60%, 2/01/23	U.S.$	100	$101,616
4.65%, 6/01/21		324	344,263
6.70%, 7/01/18		809	836,781
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	262,827
EnLink Midstream Partners LP 5.05%, 4/01/45		45	43,447
Enterprise Products Operating LLC 3.35%, 3/15/23		95	97,610
5.20%, 9/01/20		691	748,360
Hess Corp. 4.30%, 4/01/27		1,180	1,173,781
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		218	219,663
4.15%, 3/01/22		260	272,012
6.85%, 2/15/20		18	19,762
Kinder Morgan, Inc./DE 5.00%, 2/15/21(c)		645	692,072
Marathon Petroleum Corp. 5.125%, 3/01/21		48	52,083
Noble Energy, Inc. 3.90%, 11/15/24		927	950,138
4.15%, 12/15/21		10	10,535
Occidental Petroleum Corp. 3.125%, 2/15/22		20	20,603
Phillips 66 4.30%, 4/01/22		131	140,331
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,411	1,375,810
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		811	862,434
Spectra Energy Partners LP 3.50%, 3/15/25		20	20,148
4.60%, 6/15/21		145	153,561
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,456
Valero Energy Corp. 9.375%, 3/15/19		6	6,615
Williams Partners LP 3.90%, 1/15/25		30	30,629
4.125%, 11/15/20		784	821,146

			11,248,888

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		915	994,788

Services–0.4%
Expedia, Inc. 3.80%, 2/15/28(c)		1,225	1,213,853
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,260,675
Total System Services, Inc. 3.75%, 6/01/23		21	21,705

			2,496,233

Technology–1.5%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	47	$50,291
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(c)		309	318,001
3.875%, 1/15/27(c)		671	691,070
Dell International LLC/EMC Corp. 5.45%, 6/15/23(c)		1,560	1,708,122
6.02%, 6/15/26(c)		246	272,905
Fidelity National Information Services, Inc. 5.00%, 10/15/25		2	2,229
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		1,206	1,206,084
3.60%, 10/15/20(b)		20	20,734
HP Enterprise Services LLC 7.45%, 10/15/29		35	42,577
HP, Inc. 3.75%, 12/01/20		11	11,465
4.65%, 12/09/21		977	1,052,034
Intel Corp. 4.80%, 10/01/41		75	87,321
KLA-Tencor Corp. 4.65%, 11/01/24		1,265	1,372,398
Lam Research Corp. 2.80%, 6/15/21		566	572,526
Motorola Solutions, Inc. 3.50%, 3/01/23		107	108,084
7.50%, 5/15/25		243	294,856
Seagate HDD Cayman 4.75%, 1/01/25		687	669,152
VMware, Inc. 2.95%, 8/21/22		539	542,153
Western Digital Corp. 7.375%, 4/01/23(c)		864	946,071
Xerox Corp. 2.80%, 5/15/20		22	22,037

			9,990,110

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		925	950,110

			74,149,355

Financial Institutions–9.8%
Banking–8.3%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		269	286,135
American Express Co. 2.65%, 12/02/22		34	34,192
Banco Santander SA 3.50%, 4/11/22		1,200	1,229,676

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Bank of America Corp. 2.881%, 4/24/23	U.S.$	1,810	$1,818,453
3.824%, 1/20/28		1,835	1,884,894
4.20%, 8/26/24		56	58,837
5.00%, 5/13/21		10	10,873
5.875%, 1/05/21		35	38,744
Series G 3.593%, 7/21/28		905	913,996
Barclays PLC 3.65%, 3/16/25		200	200,416
4.375%, 1/12/26		200	208,870
BNP Paribas SA 2.375%, 5/21/20		335	338,082
3.80%, 1/10/24(c)		552	574,461
Series E 2.25%, 1/11/27(c)	EUR	476	575,800
BPCE SA 5.70%, 10/22/23(c)	U.S.$	379	422,733
Capital One Financial Corp. 4.75%, 7/15/21		90	97,054
Citigroup, Inc. 3.668%, 7/24/28		2,105	2,125,776
3.875%, 3/26/25		1,575	1,611,934
3.887%, 1/10/28		500	514,340
Compass Bank 2.875%, 6/29/22		1,785	1,776,146
5.50%, 4/01/20		1,537	1,621,935
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	465,176
4.375%, 8/04/25		1,044	1,100,731
6.875%, 3/19/20(c)	EUR	100	137,369
Credit Agricole SA/London 4.125%, 1/10/27(c)	U.S.$	659	689,129
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		1,157	1,178,752
3.80%, 6/09/23		1,440	1,489,896
Fifth Third Bancorp 3.50%, 3/15/22		41	42,492
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,483	1,470,706
3.75%, 5/22/25–2/25/26		731	751,171
3.85%, 7/08/24		2,115	2,203,069
5.75%, 1/24/22		510	571,562
Series D 6.00%, 6/15/20		1,203	1,320,725
Series G 7.50%, 2/15/19		130	139,637
HSBC Holdings PLC 3.90%, 5/25/26		200	209,278
4.00%, 3/30/22		90	95,075
4.041%, 3/13/28		3,035	3,177,615
5.10%, 4/05/21		255	277,152
HSBC USA, Inc. 2.75%, 8/07/20		300	305,250

JPMorgan Chase & Co. 3.22%, 3/01/25	U.S.$	1,895	$1,925,111
3.54%, 5/01/28		2,740	2,770,962
3.625%, 5/13/24		436	454,395
4.35%, 8/15/21		20	21,409
4.40%, 7/22/20		455	483,119
4.50%, 1/24/22		45	48,756
4.625%, 5/10/21		60	64,717
Lloyds Banking Group PLC 3.75%, 1/11/27		200	203,632
4.65%, 3/24/26		614	648,138
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		286	297,494
Morgan Stanley 3.591%, 7/22/28		2,205	2,214,834
3.625%, 1/20/27		175	177,194
5.625%, 9/23/19		1,098	1,172,203
7.25%, 4/01/32		55	74,604
Series F 3.875%, 4/29/24		335	351,077
Series G 3.75%, 2/25/23		39	40,698
5.50%, 7/24/20–7/28/21		2,018	2,209,525
6.625%, 4/01/18		205	209,959
Nationwide Building Society 4.00%, 9/14/26(c)		1,580	1,575,371
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		228	243,921
Santander Holdings USA, Inc. 4.40%, 7/13/27(c)		1,525	1,555,485
Santander Issuances SAU 3.25%, 4/04/26(c)	EUR	400	508,728
5.179%, 11/19/25	U.S.$	800	861,288
Santander UK Group Holdings PLC 2.875%, 8/05/21		1,448	1,455,602
State Street Corp. 3.70%, 11/20/23		45	48,102
UBS AG 4.75%, 2/12/26(c)	EUR	135	176,519
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	1,584	1,869,358
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		836	879,347
US Bancorp Series J 5.30%, 4/15/27(d)		723	788,200
Wells Fargo & Co. 3.069%, 1/24/23		1,445	1,469,261

			56,767,141

Finance–0.0%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		200	201,886
HSBC Finance Corp. 6.676%, 1/15/21		30	33,924

			235,810

2017 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Insurance–0.8%
Anthem, Inc. 3.30%, 1/15/23	U.S.$	33	$33,963
Coventry Health Care, Inc. 5.45%, 6/15/21		165	181,361
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(c)		923	1,310,845
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	92,687
Humana, Inc. 6.30%, 8/01/18		30	31,102
7.20%, 6/15/18		385	398,837
Lincoln National Corp. 8.75%, 7/01/19		235	261,094
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		7	11,403
MetLife Capital Trust IV 7.875%, 12/15/37(c)		970	1,301,401
MetLife, Inc. 3.048%, 12/15/22		75	76,665
4.75%, 2/08/21		350	378,641
10.75%, 8/01/39		25	41,802
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		377	624,180
Prudential Financial, Inc. 4.50%, 11/15/20		86	91,871
Reliance Standard Life Global Funding II 2.50%, 4/24/19(c)		80	80,559
Swiss Re America Holding Corp. 7.00%, 2/15/26		35	43,031
XLIT Ltd. 3.25%, 6/29/47	EUR	415	481,684
6.25%, 5/15/27	U.S.$	195	231,303

			5,672,429

REITS–0.7%
American Tower Corp. 4.70%, 3/15/22		30	32,495
HCP, Inc. 5.375%, 2/01/21		2	2,171
Healthcare Trust of America Holdings LP 2.95%, 7/01/22		205	205,701
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		48	49,070
Trust F/1401 5.25%, 1/30/26(c)		970	1,030,630
Welltower, Inc. 4.00%, 6/01/25		3,410	3,551,617

			4,871,684

			67,547,064

Utility–0.4%
Electric–0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	U.S.$	110	$141,484
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	44,444
Engie SA 1.625%, 10/10/17(c)		32	32,000
Exelon Corp. 2.85%, 6/15/20		30	30,594
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		1,117	1,209,152
Pacific Gas & Electric Co. 4.50%, 12/15/41		55	59,540
6.05%, 3/01/34		104	135,586
TECO Finance, Inc. 5.15%, 3/15/20		730	778,348
Union Electric Co. 6.70%, 2/01/19		30	31,861
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	24,126

			2,487,135

Natural Gas–0.0%
NiSource Finance Corp. 6.80%, 1/15/19		16	16,917
Sempra Energy 4.05%, 12/01/23		105	111,159

			128,076

			2,615,211

Total Corporates—Investment Grade (cost $139,718,991)			144,311,630

GOVERNMENTS—TREASURIES–12.8%
United States–12.8%
U.S. Treasury Bonds 2.25%, 8/15/46		187	164,355
2.50%, 2/15/46–5/15/46		1,446	1,344,516
2.75%, 8/15/42		190	187,803
2.875%, 5/15/43–11/15/46		2,044	2,052,559
3.00%, 11/15/44–5/15/47		3,422	3,521,267
3.125%, 2/15/43–8/15/44		330	348,246
3.375%, 5/15/44		246	270,736
3.625%, 8/15/43–2/15/44		893	1,025,648
3.75%, 11/15/43		295	345,888
4.375%, 2/15/38		474	602,043
4.50%, 2/15/36		1,144	1,470,855
4.75%, 2/15/37		30	39,834
6.25%, 5/15/30		386	547,371
U.S. Treasury Notes 0.625%, 11/30/17		75	74,941
0.75%, 10/31/17–2/28/18		3,364	3,360,141
0.875%, 11/30/17–1/31/18		700	699,690

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

1.00%, 12/31/17	U.S.$	4,410	$4,408,622
1.125%, 2/28/21–9/30/21		938	913,379
1.25%, 12/31/18		13,523	13,499,757
1.375%, 2/29/20–5/31/21		6,793	6,722,812
1.50%, 8/31/18–5/31/20		2,006	2,007,228
1.50%, 11/30/19(e)		2,695	2,694,158
1.625%, 6/30/19–5/15/26		4,070	3,913,960
1.75%, 10/31/20–5/31/22		9,528	9,468,080
1.875%, 4/30/22–7/31/22		8,463	8,447,712
2.00%, 12/31/21–8/15/25		7,822	7,865,913
2.125%, 8/31/20–5/15/25		265	267,797
2.25%, 11/15/24–8/15/27		2,371	2,355,741
2.375%, 8/15/24–5/15/27		6,615	6,700,708
2.50%, 8/15/23		297	304,611
2.75%, 11/15/23–2/15/24		2,060	2,138,916
3.75%, 11/15/18		328	336,097

Total Governments—Treasuries (cost $88,403,305)			88,101,384

ASSET-BACKED SECURITIES–10.4%
Autos—Fixed Rate–6.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		722	721,617
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		182	182,022
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		761	759,863
Series 2017-3, Class A2A 1.69%, 12/18/20		820	819,289
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		2,535	2,554,874
Series 2016-1A, Class A 2.99%, 6/20/22(c)		742	748,255
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		942	941,679
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		449	448,947
Series 2015-2, Class A3 1.31%, 8/15/19		180	180,338
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		127	127,195
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		595	596,094
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		197	196,870

CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(c)	U.S.$	506	$504,644
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(c)		870	869,659
Series 2017-1, Class B 2.36%, 3/15/21		160	160,278
Series 2017-BA, Class A3 1.74%, 6/17/19(c)		1,220	1,220,370
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(c)		687	686,786
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(c)		20	19,709
Series 2015-1, Class A2 1.30%, 9/20/20(c)		326	326,171
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		520	550,490
Series 2016-3A, Class A 1.84%, 11/16/20(c)		308	307,573
Series 2017-2A, Class A 2.11%, 6/15/21(c)		812	813,270
Series 2017-3A, Class A 2.05%, 12/15/21(c)		2,090	2,089,747
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,501	1,500,493
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(c)		534	532,049
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		620	676,329
Series 2016-4, Class A2 1.96%, 2/16/21(c)		635	633,186
Series 2016-4, Class D 3.89%, 11/15/22(c)		570	575,936
Series 2017-3, Class A 1.88%, 10/15/21(c)		1,016	1,016,353
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		2,407	2,425,457
Series 2016-1, Class A 2.31%, 8/15/27(c)		1,232	1,237,927
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		1,755	1,754,401
Series 2016-1, Class A1 1.76%, 2/15/21		55	54,945
Series 2017-1, Class A1 2.07%, 5/15/22		1,275	1,278,969

2017 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		U.S.$	1,454	$1,454,595
Series 2015-3, Class A3 1.69%, 3/20/19			1,775	1,775,398
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)			1,078	1,078,026
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19			190	190,292
Series 2015-1, Class A3 1.41%, 6/15/20			604	603,412
Series 2015-2, Class A3 1.30%, 3/16/20			98	97,721
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(c)			669	677,144
Series 2015-2A, Class A 2.02%, 9/25/19(c)			924	920,851
Series 2015-2A, Class C 3.95%, 9/25/19(c)			600	595,351
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(c)			3,845	3,835,259
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(c)			363	362,776
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18			474	473,895
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(c)			100	100,003
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(c)			1,556	1,559,467
Series 2016-3, Class A2 1.34%, 11/15/19			41	41,236
Series 2017-3, Class A2 1.67%, 6/15/20			805	804,531
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(c)			341	341,299
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(c)			1,325	1,320,938

				43,743,979

Other ABS—Fixed Rate–1.6%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(c)			134	134,310
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(f)			2,090	2,089,937

CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$		1,129	$1,129,495
Series 2015-A, Class A4 1.85%, 4/15/21			1,217	1,219,247
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)(f)			193	193,578
Series 2017-1A, Class A 2.827%, 3/15/24(c)(f)			543	545,002
Series 2017-2A, Class A 2.39%, 7/15/24(c)(f)			980	981,523
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(f)			360	360,875
SBA Tower Trust 3.156%, 10/08/20(c)(f)			1,340	1,349,884
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(f)			461	465,190
Series 2016-3, Class A 3.05%, 12/26/25(c)(f)			573	579,016
Series 2017-2, Class A 3.28%, 2/25/26(c)(f)			767	777,575
Series 2017-5, Class A2 2.78%, 9/25/26(c)(f)			1,475	1,470,119
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(c)			36	35,578

				11,331,329

Credit Cards—Fixed Rate–1.3%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22			100	100,441
Series 2015-2, Class A 1.56%, 3/15/21			100	100,037
Series 2015-4, Class A 1.72%, 8/16/21			1,130	1,130,905
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21			1,063	1,063,682
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/16/24			200	199,711
Series 2013-A1, Class A1 1.30%, 2/18/20			100	99,956
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22			2,042	2,054,352
Series 2015-3, Class A 1.74%, 9/15/21			1,802	1,801,786
Series 2016-1, Class A 2.04%, 3/15/22			100	100,352
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21			236	236,071

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2016-B, Class A 1.44%, 6/15/22	U.S.$	798	$796,279
Series 2017-B, Class A 1.98%, 6/15/23		1,300	1,298,996

			8,982,568

Autos—Floating Rate–0.6%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.734% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		1,949	1,955,582
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.736% (LIBOR 1 Month + 0.50%), 1/20/20(a)		2,131	2,134,408

			4,089,990

Credit Cards—Floating Rate–0.5%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.584% (LIBOR 1 Month + 0.35%), 8/17/20(a)		1,933	1,934,906
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.714% (LIBOR 1 Month + 0.48%), 2/15/22(a)		1,375	1,377,379

			3,312,285

Home Equity Loans—Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.362% (LIBOR 1 Month + 1.13%), 12/25/32(a)(f)		176	172,363
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.537% (LIBOR 1 Month + 0.30%), 4/25/34(a)(f)		87	86,380

			258,743

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(f)		118	118,530

Total Asset-Backed Securities (cost $71,645,174)			71,837,424

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.4%
Non-Agency Fixed Rate CMBS–6.2%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,705	1,722,514

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58	U.S.$	2,808	$2,833,750
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		2,495	2,567,858
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class D 5.036%, 9/10/45(c)(f)		930	827,480
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,468	1,478,900
Series 2015-GC35, Class A4 3.818%, 11/10/48		630	662,271
Series 2016-C1, Class A4 3.209%, 5/10/49		2,409	2,430,547
Series 2016-GC36, Class A5 3.616%, 2/10/49		705	731,614
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.267%, 12/10/49(f)		33	32,910
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.919%, 10/15/45(c)(f)		889	773,703
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		282	282,029
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		759	744,442
Series 2014-UBS5, Class A4 3.838%, 9/10/47		1,925	2,026,841
Series 2015-CR24, Class A5 3.696%, 8/10/48		730	760,873
Series 2015-CR25, Class A4 3.759%, 8/10/48		200	210,175
Series 2015-LC21, Class XA 0.998%, 7/10/48(g)(f)		2,938	123,007
Series 2015-PC1, Class A5 3.902%, 7/10/50		226	239,047
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,165	1,216,657
Series 2015-C4, Class A4 3.808%, 11/15/48		701	734,413
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,419	2,445,233
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		1,499	1,492,836
Series 2013-GC16, Class A2 3.033%, 11/10/46		110	111,388
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)		346	346,014

2017 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2011-C5, Class D 5.588%, 8/15/46(c)(f)	U.S.$	224	$225,443
Series 2012-C6, Class E 5.307%, 5/15/45(c)(f)		712	633,122
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.721%, 8/15/46(c)(f)		472	419,097
Series 2014-C22, Class XA 1.08%, 9/15/47(g)		6,533	315,261
Series 2015-C30, Class A5 3.822%, 7/15/48		725	763,060
Series 2015-C31, Class A3 3.801%, 8/15/48		1,903	2,001,387
Series 2015-C32, Class C 4.818%, 11/15/48(f)		1,000	988,609
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		421	336,243
LSTAR Commercial Mortgage Trust
Series 2014-2, Class A2 2.767%, 1/20/41(c)		599	598,312
Series 2015-3, Class A2 2.729%, 4/20/48(c)		1,122	1,125,460
Series 2016-4, Class A2 2.579%, 3/10/49(c)		1,099	1,087,972
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.289%, 10/15/48(g)		2,275	153,451
Morgan Stanley Capital I Trust
Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		619	618,523
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,105	1,149,051
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,348	2,377,461
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class XA 1.538%, 8/15/50(g)		3,988	224,804
Series 2015-SG1, Class C 4.619%, 9/15/48(f)		975	952,004
Series 2016-NXS6, Class C 4.454%, 11/15/49(f)		1,030	1,052,458
WF-RBS Commercial Mortgage Trust
Series 2013-C14, Class A5 3.337%, 6/15/46		1,419	1,467,872
Series 2013-C15, Class A4 4.153%, 8/15/46		115	123,552
Series 2014-C20, Class A2 3.036%, 5/15/47		1,201	1,218,904

			42,626,548

Non-Agency Floating Rate CMBS–1.1%
CGBAM Commercial Mortgage Trust
Series 2016-IMC, Class A 3.134% (LIBOR 1 Month + 1.90%), 11/15/21(a)(c)	U.S.$	634	$633,600
Series 2016-IMC, Class C 5.184% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)(f)		383	384,368
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.827% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)(f)		393	395,209
Great Wolf Trust Series 2017-WOLF, Class A 2.09% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		1,261	1,260,997
H/2 Asset Funding NRE Series 2015-1A 2.888% (LIBOR 1 Month + 1.65%), 6/24/49(a)(f)(h)		658	657,857
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.927% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		1,414	1,414,640
Morgan Stanley Capital I Trust
Series 2015-XLF2, Class AFSA 3.104% (LIBOR 1 Month + 1.87%), 8/15/26(a)(c)		458	457,529
Series 2015-XLF2, Class SNMA 3.184% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		518	514,205
Starwood Retail Property Trust Series 2014-STAR, Class A 2.454% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		2,089	2,089,784

			7,808,189

Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K010, Class A1 3.32%, 7/25/20		14	13,823
Series K011, Class A1 2.917%, 8/25/20		28	28,447
Series K021, Class A1 1.603%, 1/25/22		64	63,385
Series K025, Class A1 1.875%, 4/25/22		98	97,932
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	80,444

Total Commercial Mortgage-Backed Securities (cost $51,133,921)			50,718,768

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–6.0%
Risk Share Floating Rate–3.7%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737% (LIBOR 1 Month + 6.50%), 4/25/26(a)(h)	U.S.$	555	$570,379
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/23(a)		1,760	1,936,006
Series 2014-DN3, Class M3 5.237% (LIBOR 1 Month + 4.00%), 8/25/24(a)		823	877,456
Series 2014-DN4, Class M3 5.787% (LIBOR 1 Month + 4.55%), 10/25/24(a)		281	304,362
Series 2014-HQ3, Class M3 5.987% (LIBOR 1 Month + 4.75%), 10/25/24(a)		962	1,059,927
Series 2015-DNA1, Class M3 4.537% (LIBOR 1 Month + 3.30%), 10/25/27(a)		305	338,229
Series 2015-DNA2, Class M2 3.837% (LIBOR 1 Month + 2.60%), 12/25/27(a)		1,119	1,141,706
Series 2015-HQ1, Class M3 5.037% (LIBOR 1 Month + 3.80%), 3/25/25(a)		250	269,224
Series 2015-HQ2, Class M2 3.187% (LIBOR 1 Month + 1.95%), 5/25/25(a)		250	254,410
Series 2015-HQA1, Class M2 3.887% (LIBOR 1 Month + 2.65%), 3/25/28(a)		1,011	1,032,899
Series 2016-DNA1, Class M2 4.137% (LIBOR 1 Month + 2.90%), 7/25/28(a)		250	258,017
Series 2016-DNA2, Class M3 5.887% (LIBOR 1 Month + 4.65%), 10/25/28(a)		1,000	1,121,112
Series 2016-DNA4, Class M2 2.537% (LIBOR 1 Month + 1.30%), 3/25/29(a)		250	252,394
Series 2016-HQA2, Class M2 3.487% (LIBOR 1 Month + 2.25%), 11/25/28(a)		250	256,565
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.437% (LIBOR 1 Month + 1.20%), 7/25/24(a)		37	36,724
Series 2014-C04, Class 1M2 6.137% (LIBOR 1 Month + 4.90%), 11/25/24(a)		863	976,484

Series 2014-C04, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 11/25/24(a)	U.S.$	444	$498,421
Series 2015-C01, Class 1M2 5.537% (LIBOR 1 Month + 4.30%), 2/25/25(a)		593	634,608
Series 2015-C01, Class 2M2
5.787% (LIBOR 1 Month + 4.55%), 2/25/25(a)		667	711,809
Series 2015-C02, Class 1M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(a)		965	1,028,596
Series 2015-C02, Class 2M2 5.237% (LIBOR 1 Month + 4.00%), 5/25/25(a)		665	701,990
Series 2015-C03, Class 1M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(a)		1,108	1,225,557
Series 2015-C03, Class 2M2 6.237% (LIBOR 1 Month + 5.00%), 7/25/25(a)		1,208	1,320,992
Series 2015-C04, Class 1M2 6.937% (LIBOR 1 Month + 5.70%), 4/25/28(a)		367	412,814
Series 2015-C04, Class 2M2 6.787% (LIBOR 1 Month + 5.55%), 4/25/28(a)		1,152	1,271,392
Series 2016-C01, Class 1M2 7.987% (LIBOR 1 Month + 6.75%), 8/25/28(a)		1,131	1,333,093
Series 2016-C01, Class 2M2 8.187% (LIBOR 1 Month + 6.95%), 8/25/28(a)		849	1,004,655
Series 2016-C02, Class 1M2 7.237% (LIBOR 1 Month + 6.00%), 9/25/28(a)		925	1,071,624
Series 2016-C03, Class 2M2 7.137% (LIBOR 1 Month + 5.90%), 10/25/28(a)		788	902,003
Series 2016-C05, Class 2M2 5.687% (LIBOR 1 Month + 4.45%), 1/25/29(a)		1,300	1,423,777
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.487% (LIBOR 1 Month + 4.25%), 11/25/24(a)(h)		227	247,568
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.487% (LIBOR 1 Month + 5.25%), 11/25/25(a)(h)		732	795,080
Series 2015-WF1, Class 2M2 6.737% (LIBOR 1 Month + 5.50%), 11/25/25(a)(h)		206	234,902

			25,504,775

2017 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.866% (6.10% - LIBOR 1 Month), 12/15/44(a)(i)	U.S.$	4,544	$862,323
Series 4693, Class SL 4.916% (6.15% - LIBOR 1 Month), 6/15/47(a)(i)		3,931	865,773
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.303% (6.54% - LIBOR 1 Month), 12/25/41(a)(i)		2,216	473,784
Series 2012-70, Class SA 5.313% (6.55% - LIBOR 1 Month), 7/25/42(a)(i)		3,934	862,215
Series 2016-106, Class ES 4.763% (6.00% - LIBOR 1 Month), 1/25/47(a)(i)		4,284	880,449
Series 2017-16, Class SG 4.813% (6.05% - LIBOR 1 Month), 3/25/47(a)(i)		4,199	865,390
Series 2017-73, Class SA 4.913% (6.15% - LIBOR 1 Month), 9/25/47(a)(i)		4,473	1,054,132
Government National Mortgage Association Series 2017-43, Class ST 4.864% (6.10% - LIBOR 1 Month), 3/20/47(a)(i)		5,240	1,011,856
Series 2017-65, Class ST 4.914% (6.15% - LIBOR 1 Month), 4/20/47(a)(i)		4,645	1,001,961

			7,877,883

Non-Agency Fixed Rate–0.9%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		160	151,831
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		363	330,336
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		239	232,607
Series 2006-24CB, Class A16 5.75%, 6/25/36		716	604,173
Series 2006-28CB, Class A14 6.25%, 10/25/36		503	423,782
Series 2006-J1, Class 1A13 5.50%, 2/25/36		417	379,512
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		220	199,396
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.189%, 5/25/35		359	362,204
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		361	301,702

Series 2006-13, Class 1A19 6.25%, 9/25/36	U.S.$	167	$146,128
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(c)		694	579,022
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		592	509,452
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.613%, 7/25/36		253	222,963
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		301	268,152
RBSSP Resecuritization Trust
Series 2009-7, Class 10A3 6.00%, 8/26/37(c)		928	826,567
Series 2010-9, Class 7A6 6.00%, 5/26/37(c)		872	714,622
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 3.77%, 8/25/35		10	9,142
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		175	173,288

			6,434,879

Non-Agency Floating Rate–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.427% (LIBOR 1 Month + 0.19%), 12/25/36(a)		1,477	949,361
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.487% (LIBOR 1 Month + 0.25%), 3/25/35(a)		547	496,999

			1,446,360

Agency Fixed Rate–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.834%, 5/28/35(f)		323	300,892

			300,892

Total Collateralized Mortgage Obligations (cost $39,908,191)			41,564,789

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–5.7%
Japan–0.9%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	638,927	$5,933,716

United States–4.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)	U.S.$	15,997	16,058,666
0.25%, 1/15/25 (TIPS)		7,055	6,985,396
0.375%, 7/15/25 (TIPS)		10,321	10,322,151

			33,366,213

Total Inflation-Linked Securities (cost $39,592,584)			39,299,929

CORPORATES—NON-INVESTMENT GRADE–2.8%
Industrial–1.8%
Basic–0.2%
ArcelorMittal 6.00%, 3/01/21		100	109,810
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		645	665,079
SPCM SA 4.875%, 9/15/25(c)		533	550,914

			1,325,803

Communications—Media–0.1%
CSC Holdings LLC 6.75%, 11/15/21		235	259,628
SFR Group SA 5.375%, 5/15/22(c)	EUR	274	338,203
Ziggo Secured Finance BV 5.50%, 1/15/27(c)	U.S.$	262	268,665

			866,496

Communications—Telecommunications–0.4%
CenturyLink, Inc. Series Y 7.50%, 4/01/24		414	428,639
Sprint Capital Corp. 6.90%, 5/01/19		1,825	1,945,523
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		605	612,786

			2,986,948

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		258	263,779
Allison Transmission, Inc. 5.00%, 10/01/24(c)		311	322,140

			585,919

Consumer Cyclical—Other–0.4%
International Game Technology PLC 6.25%, 2/15/22(c)	U.S.$	635	$700,977
6.50%, 2/15/25(c)		890	1,000,671
KB Home 4.75%, 5/15/19		571	589,763
PulteGroup, Inc. 5.00%, 1/15/27		100	104,168

			2,395,579

Consumer Cyclical—Retailers–0.0%
Group 1 Automotive, Inc. 5.00%, 6/01/22		100	103,618

Consumer Non-Cyclical–0.1%
HCA, Inc. 4.50%, 2/15/27		111	113,464
5.25%, 6/15/26		20	21,520
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		715	626,147

			761,131

Energy–0.4%
Cheniere Energy Partners LP 5.25%, 10/01/25(c)		668	683,117
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		664	495,510
Nabors Industries, Inc. 5.10%, 9/15/23		150	144,369
5.50%, 1/15/23		1,228	1,220,239
QEP Resources, Inc. 5.25%, 5/01/23		33	32,118
SM Energy Co. 6.50%, 1/01/23		76	76,568

			2,651,921

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		535	535,300

			12,212,715

Financial Institutions–1.0%
Banking–0.8%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		415	468,863
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		226	273,415
Credit Suisse Group AG 7.50%, 12/11/23(c)(d)		283	320,282
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		1,001	1,017,667
Series E 3.928%, 9/15/26(c)	EUR	231	294,170

2017 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Royal Bank of Scotland Group PLC 2.001%, 12/31/17(c)(d)	EUR	250	$284,956
8.625%, 8/15/21(d)	U.S.$	940	1,043,438
Series U 3.655%, 9/30/27(d)		800	766,280
Standard Chartered PLC 2.821% (LIBOR 3 Month + 1.51%), 1/30/27(a)(c)(d)		400	344,524
7.50%, 4/02/22(c)(d)		453	483,577
7.75%, 4/02/23(c)(d)		200	216,940

			5,514,112

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		935	1,002,208
7.25%, 1/25/22		134	146,241

			1,148,449

			6,662,561

Utility–0.0%
Electric–0.0%
AES Corp./VA 7.375%, 7/01/21		123	140,435

Total Corporates—Non-Investment Grade (cost $18,598,928)			19,015,711

AGENCIES–2.4%
Agency Debentures–2.4%
Federal National Mortgage Association 6.25%, 5/15/29		355	478,054
6.625%, 11/15/30		260	368,833
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,374	15,573,311

Total Agencies (cost $15,641,876)			16,420,198

EMERGING MARKETS—TREASURIES–0.8%
Brazil–0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27	BRL	12,060	3,890,305

			3,890,305

Turkey–0.2%
Turkey Government Bond 11.00%, 2/24/27	TRY	5,000	1,428,942

Total Emerging Markets—Treasuries (cost $4,405,021)			5,319,247

EMERGING MARKETS—CORPORATE BONDS–0.5%
Industrial–0.5%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	1,056	$385,440
7.125%, 6/26/42(c)		474	180,120

			565,560

Communications—Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(c)		636	658,260

Consumer Non-Cyclical–0.1%
Marfrig Holdings Europe BV 8.00%, 6/08/23(c)		580	599,981
Minerva Luxembourg SA 6.50%, 9/20/26(c)		309	312,360

			912,341

Energy–0.2%
Petrobras Global Finance BV 6.125%, 1/17/22		771	827,711
Ultrapar International SA 5.25%, 10/06/26(c)		636	653,490

			1,481,201

Total Emerging Markets—Corporate Bonds (cost $4,171,574)			3,617,362

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,142,139)		2,040	3,125,974

QUASI-SOVEREIGNS–0.3%
Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(c)		457	454,898

Mexico–0.2%
Petroleos Mexicanos 3.50%, 1/30/23		10	9,856
4.625%, 9/21/23		1,269	1,308,466
6.50%, 3/13/27(c)		575	637,232

			1,955,554

Total Quasi-Sovereigns (cost $2,341,996)			2,410,452

22	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 4.125%, 1/21/26	U.S.$	948	$998,718

Poland–0.0%
Republic of Poland Government International Bond 6.375%, 7/15/19		10	10,799

Total Governments—Sovereign Bonds (cost $1,003,454)			1,009,517

	Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(f)(j)(k) (cost $521,000)		521	540,659

	Principal Amount (000)
EMERGING MARKETS—SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $405,000)	U.S.$	405	419,681

SHORT-TERM INVESTMENTS–18.4%
Agency Discount Note–10.3%
Federal Home Loan Bank Discount Notes Zero Coupon 10/25/17–1/24/18 (cost $70,997,319)		71,144	70,997,711

Governments—Treasuries–6.0%
Japan–6.0%
Japan Treasury Discount Bill Series 687 Zero Coupon 12/11/17 (cost $41,938,107)	JPY	4,683,000	$41,626,867

Commercial Paper–1.3%
Mizuho Bank Ltd./NY Series CP Zero Coupon, 10/04/17(c) (cost $9,174,040)	U.S.$	9,175	9,174,040

		Shares
Investment Companies–0.8%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.83%(l)(m)(n) (cost $5,582,433)		5,582,433	5,582,433

Total Short-Term Investments (cost $127,691,899)			127,381,051

Total Investments—111.8% (cost $762,853,983)			770,860,353

Other assets less liabilities—(11.8)%			(81,580,911)

Net Assets—100.0%			$689,279,442

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	451	December 2017	USD	45,100	$53,269,195	$52,992,500	$(276,695)
U.S. T-Note 10 Yr (CBT) Futures	24	December 2017	USD	2,400	3,039,408	3,007,500	(31,908)
U.S. Ultra Bond (CBT) Futures	344	December 2017	USD	34,400	57,446,072	56,803,000	(643,072)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	December 2017	JPY	400,000	5,369,990	5,344,590	25,400
Euro-BOBL Futures	217	December 2017	EUR	21,700	33,789,741	33,644,047	145,694
U.S. T-Note 2 Yr (CBT) Futures	54	December 2017	USD	10,800	11,681,653	11,647,969	33,684

							$(746,897)

2017 Annual Report	23

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	2,564,735	USD	2,288	10/26/17	$47,801
Barclays Bank PLC	JPY	5,420,000	USD	48,682	10/26/17	465,235
Barclays Bank PLC	CAD	1,111	USD	889	11/10/17	(1,351)
BNP Paribas SA	NZD	1,922	AUD	1,767	11/30/17	(1,593)
BNP Paribas SA	GBP	1,480	USD	2,005	12/01/17	18,661
Citibank, NA	EUR	955	USD	1,094	10/04/17	(34,512)
Citibank, NA	USD	1,203	MXN	21,686	10/06/17	(12,608)
Citibank, NA	CAD	7,060	USD	5,635	11/10/17	(24,765)
Citibank, NA	USD	2,771	RUB	160,032	11/22/17	(18,282)
Credit Suisse International	BRL	6,858	USD	2,154	10/03/17	(11,899)
Credit Suisse International	USD	2,165	BRL	6,858	10/03/17	581
Credit Suisse International	MYR	6,720	USD	1,607	10/26/17	15,733
Credit Suisse International	USD	1,562	MYR	6,714	10/26/17	27,566
Credit Suisse International	SEK	10,956	USD	1,356	12/13/17	4,992
Deutsche Bank AG	AUD	3,914	USD	3,124	11/30/17	56,353
Goldman Sachs Bank USA	TWD	65,507	USD	2,163	11/22/17	2,108
JPMorgan Chase Bank, NA	USD	1,177	TRY	4,095	10/17/17	(32,793)
JPMorgan Chase Bank, NA	USD	2,182	TWD	65,462	11/22/17	(22,184)
Morgan Stanley & Co., Inc.	USD	1,813	GBP	1,332	12/01/17	(24,135)
Royal Bank of Scotland PLC	USD	1,892	CAD	2,313	11/10/17	(37,840)
Royal Bank of Scotland PLC	USD	1,276	NOK	9,955	12/13/17	(23,892)
Standard Chartered Bank	BRL	6,858	USD	2,165	10/03/17	(581)
Standard Chartered Bank	USD	2,149	BRL	6,858	10/03/17	16,185
Standard Chartered Bank	USD	1,594	MXN	28,234	10/06/17	(44,770)
Standard Chartered Bank	BRL	6,858	USD	2,141	11/03/17	(15,544)
State Street Bank & Trust Co.	EUR	1,485	USD	1,772	10/04/17	15,629
State Street Bank & Trust Co.	EUR	325	USD	377	10/04/17	(6,555)
State Street Bank & Trust Co.	USD	78	TRY	275	10/17/17	(1,394)
State Street Bank & Trust Co.	NZD	271	USD	196	11/30/17	1,011
State Street Bank & Trust Co.	USD	1,353	SEK	10,807	12/13/17	(21,222)

						$335,935

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
MXN	24,454	6/22/20	4 Week TIIE	6.770%	Monthly/ Monthly	$ (4,447)
SEK	52,220	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Annual	16,233
NZD	10,795	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi- Annual	89,418

24	Sanford C. Bernstein Fund II, Inc.

			Rate Type
	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	10,420	9/22/26	1.558%	3 Month LIBOR	Semi- Annual/ Quarterly	$ 604,406
USD	1,670	11/08/26	1.657%	3 Month LIBOR	Semi- Annual/ Quarterly	74,060
USD	2,060	12/21/26	3 Month LIBOR	2.497%	Quarterly/ Semi- Annual	52,513
USD	1,140	4/26/27	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	(8,123)
MXN	8,911	6/14/27	7.090%	4 Week TIIE	Monthly/ Monthly	(708)
JPY	1,797,790	8/29/27	0.241%	6 Month LIBOR	Semi- Annual/ Semi- Annual	18,975

						$ 842,327

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.36%	USD	850	$(67,603)	$(17,945)	$(49,658)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.36	USD	975	(77,544)	(21,343)	(56,201)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	38	54	489	(435)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	33	46	307	(261)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	3,590	5,086	45,896	(40,810)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	457	647	6,299	(5,652)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,319	1,869	14,142	(12,273)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	4,392	6,222	47,495	(41,273)

2017 Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.52%	USD	287	$407	$2,781	$(2,374)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	500	708	6,835	(6,127)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	538	762	7,159	(6,397)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.52	USD	1,077	1,525	14,331	(12,806)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	325	(49,216)	(46,392)	(2,824)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	345	(52,129)	(48,105)	(4,024)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	251	(37,926)	(21,400)	(16,526)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	324	(48,956)	(28,211)	(20,745)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	629	(95,042)	(63,095)	(31,947)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	914	(138,105)	(62,164)	(75,941)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,600	(241,761)	(116,305)	(125,456)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	388	(58,626)	(24,294)	(34,332)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,127	(170,289)	(96,086)	(74,203)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.27	USD	1,460	(85,507)	(30,027)	(55,480)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	45	(6,800)	(5,546)	(1,254)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	278	(42,052)	(36,830)	(5,222)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	457	(69,053)	(51,762)	(17,291)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	610	(92,171)	(73,358)	(18,813)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	610	(92,171)	(73,329)	(18,842)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	896	(135,386)	(77,484)	(57,902)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	22	(3,324)	(2,073)	(1,251)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	45	(6,800)	(4,673)	(2,127)

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.75%	USD	45	$(6,799)	$(4,318)	$(2,481)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	89	(13,448)	(10,102)	(3,346)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	446	(67,391)	(63,816)	(3,575)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	306	(46,237)	(34,276)	(11,961)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	268	(40,495)	(24,348)	(16,147)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	984	(148,682)	(119,120)	(29,562)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	950	(143,545)	(76,356)	(67,189)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	1,200	(181,320)	(168,057)	(13,263)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.75	USD	369	(55,756)	(27,357)	(28,399)

						$(2,256,808)	$(1,282,438)	$(974,370)

* Termination date

+	The stated coupon rate represents the LIBOR cap rate plus a spread at September 30, 2017.
(a)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2017.
(b)	Variable rate coupon, rate shown as of September 30, 2017.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate market value of these securities amounted to $115,765,214 or 16.8% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	IO—Interest Only.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of September 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.737%, 4/25/26	4/29/16	$ 554,719	$570,379	0.08%
H/2 Asset Funding NRE Series 2015-1A 2.888%, 6/24/49	6/19/15	657,857	657,857	0.10%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.487%, 11/25/24	9/25/17	224,391	247,568	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.487%, 11/25/25	9/25/17	732,433	795,080	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.737%, 11/25/25	12/27/16	206,474	234,902	0.03%

(i)	Inverse interest only security.
(j)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

2017 Annual Report	27

Schedule of Investments (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/16	$ 521,000	$540,659	0.08%

(k)	Restricted and illiquid security.
(l)	Affiliated investments.
(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2017

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $757,271,550)	$765,277,920
Affiliated issuers (cost $5,582,433)	5,582,433
Foreign currencies, at value (cost $452,077)	432,011
Cash	16,491
Cash collateral due from broker	2,317,418
Receivables:
Unaffiliated interest and dividends	2,907,554
Affiliated dividends	11,991
Investment securities sold	405,006
Capital shares sold	11,749
Variation margin on futures	72,688
Unrealized appreciation of forward currency exchange contracts	671,855
Upfront premiums paid on credit default swaps	145,734

Total assets	777,852,850

LIABILITIES
Payables:
Dividends to shareholders	406,605
Investment securities purchased	84,802,512
Advisory fee	204,853
Variation margin on exchange traded swaps	47,076
Capital shares redeemed	20,694
Administrative fee	16,009
Transfer Agent fee	4,626
Accrued expenses	332,571
Unrealized depreciation of credit default swaps	974,370
Unrealized depreciation of forward currency exchange contracts	335,920
Upfront premiums received on credit default swaps	1,428,172

Total liabilities	88,573,408

NET ASSETS	$689,279,442

SHARES OF CAPITAL STOCK OUTSTANDING	45,694,039

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.08

NET ASSETS CONSIST OF:
Capital stock, at par*	$45,694
Additional paid-in capital	684,113,575
Distributions in excess of net investment income	(76,052)
Accumulated net realized loss on investment and foreign currency transactions	(2,252,850)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	7,127,430
Foreign currency denominated assets and liabilities	321,645

$689,279,442

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2017 Annual Report	29

Statement of Operations—for the year ended September 30, 2017

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$18,216,939
Dividends
Unaffiliated issuers	41,048
Affiliated issuers	61,346
Other income	655

Total income	18,319,988

Expenses:
Advisory fee (see Note 2A)	3,110,810
Custodian fee	226,495
Transfer Agent fee	18,622
Auditing and tax fees	104,672
Administrative	61,036
Legal fees	37,192
Registration fees	31,935
Printing fees	31,312
Directors’ fees and expenses	27,838
Miscellaneous	44,718

Total expenses	3,694,630
Less: expenses waived and reimbursed by the Adviser (see Notes 2A and 2C)	(916,311)

Net expenses	2,778,319

Net investment income	15,541,669

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,323,775
Forward currency exchange contracts	1,064,376
Futures	(4,864,232)
Options written	24,360
Swaps	1,587,194
Swaptions written	75,494
Foreign currency transactions	(1,805,972)

Net realized loss on investment and foreign currency transactions	(1,595,005)

Net change in unrealized appreciation/depreciation of:
Investments	(9,918,277)
Forward currency exchange contracts	1,814,811
Futures	(339,005)
Options written	(23,196)
Swaps	(1,146,551)
Foreign currency denominated assets and liabilities and other assets	(22,971)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,635,189)

Net realized and unrealized loss on investment and foreign currency transactions	(11,230,194)

Contributions from affiliates (see Note 2A)	2,527

Net increase in net assets resulting from operations	$4,314,002

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$15,541,669	$17,232,978
Net realized gain (loss) on investment and foreign currency transactions	(1,595,005)	9,207,859
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(9,635,189)	12,145,689
Contributions from affiliates (see Note 2A)	2,527	0

Net increase in net assets resulting from operations	4,314,002	38,586,526

Dividends and distributions to shareholders:
Dividends from net investment income	(16,706,088)	(20,912,556)
Distributions from net realized gain on investment transactions	(7,683,317)	(6,049,957)

Total dividends and distributions to shareholders	(24,389,405)	(26,962,513)

Capital-share transactions:
Net proceeds from sales of shares	201,144,887	163,056,634
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	21,873,323	23,743,364

Total proceeds from shares sold	223,018,210	186,799,998
Cost of shares redeemed	(148,094,385)	(178,958,349)

Net increase in net assets from capital-share transactions	74,923,825	7,841,649

Net increase in net assets	54,848,422	19,465,662

NET ASSETS:
Beginning of period	634,431,020	614,965,358

End of period (a)	$689,279,442	$634,431,020

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(76,052)	$253,288

See Notes to Financial Statements.

2017 Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$15.57		$15.29	$15.77		$15.52	$16.39

Income from investment operations
Investment income, net†‡	0.38		0.43	0.40		0.48	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)		0.52	0.00	(a)	0.31	(0.70)
Contributions from affiliates	0.00	(a)	0	0		0	0

Total from investment operations	0.11		0.95	0.40		0.79	(0.27)

Less dividends and distributions:
Dividends from net investment income	(0.41)		(0.52)	(0.47)		(0.45)	(0.50)
Distributions from net realized gain on investment transactions	(0.19)		(0.15)	(0.41)		(0.09)	(0.10)

Total dividends and distributions	(0.60)		(0.67)	(0.88)		(0.54)	(0.60)

Net asset value, end of period	$15.08		$15.57	$15.29		$15.77	$15.52

Total return (b)	0.78%		6.42%	2.60%		5.21%	(1.67)%	*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$689,279		$634,431	$614,965		$634,032	$732,790
Average net assets (000 omitted)	$622,162		$617,969	$632,506		$707,180	$970,083
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%		0.45%	0.45%	+	0.45%	0.45%
Expenses, before waiver/reimbursements	0.59%		0.59%	0.58%	+	0.58%	0.55%
Net investment income‡	2.50%		2.79%	2.61%	+	3.08%	2.67%
Portfolio turnover rate	229%		146%	266%		260%	193%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by 0.01%.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See	Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2017 Annual Report	33

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2017:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$155,766,577	$0	$155,766,577
Corporates—Investment Grade	0	144,311,630	0	144,311,630
Governments—Treasuries	0	88,101,384	0	88,101,384
Asset-Backed Securities	0	62,647,452	9,189,972	71,837,424
Commercial Mortgage-Backed Securities	0	41,952,721	8,766,047	50,718,768
Collateralized Mortgage Obligations	0	41,263,897	300,892	41,564,789
Inflation-Linked Securities	0	39,299,929	0	39,299,929
Corporates—Non-Investment Grade	0	19,015,711	0	19,015,711
Agencies	0	16,420,198	0	16,420,198
Emerging Markets—Treasuries	0	5,319,247	0	5,319,247
Emerging Markets—Corporate Bonds	0	3,617,362	0	3,617,362
Local Governments—US Municipal Bonds	0	3,125,974	0	3,125,974
Quasi-Sovereigns	0	2,410,452	0	2,410,452
Governments—Sovereign Bonds	0	1,009,517	0	1,009,517
Common Stocks	0	0	540,659	540,659
Emerging Markets—Sovereigns	0	419,681	0	419,681
Short-Term Investments:
Agency Discount Notes	0	70,997,711	0	70,997,711
Governments—Treasuries	0	41,626,867	0	41,626,867
Commercial Paper	0	9,174,040	0	9,174,040
Investment Companies	5,582,433	0	0	5,582,433
Total Investments in Securities	5,582,433	746,480,350	18,797,570	770,860,353
Other Financial Instruments(a):
Assets:
Futures	204,778	0	0	204,778	(b)
Forward Currency Exchange Contracts	0	671,855	0	671,855
Centrally Cleared Interest Rate Swaps	0	855,605	0	855,605	(b)
Credit Default Swaps	0	17,326	0	17,326
Liabilities:
Futures	(951,675)	0	0	(951,675	)(b)
Forward Currency Exchange Contracts	0	(335,920)	0	(335,920)
Centrally Cleared Interest Rate Swaps	0	(13,278)	0	(13,278	)(b)
Credit Default Swaps	0	(2,274,134)	0	(2,274,134)
Total(c)	$4,835,536	$745,401,804	$18,797,570	$769,034,910

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

2017 Annual Report	35

Notes to Financial Statements (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/16	$4,079,817	$15,356,271	$793,023
Accrued discounts/(premiums)	1,062	(15,977)	0
Realized gain (loss)	26,895	(341,933)	0
Change in unrealized appreciation/depreciation	4,973	(87,199)	14,961
Purchases/Payups	7,752,068	901,312	0
Sales/Paydowns	(2,674,843)	(8,077,336)	(232,868)
Transfers in to Level 3	0	1,030,909	285,349
Transfers out of Level 3	0	0	(559,573)

Balance as of 9/30/17	$9,189,972	$8,766,047	$300,892

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$19,942	$(235,762)	$15,543

	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$863,196	$21,092,307
Accrued discounts/(premiums)	0	(14,915)
Realized gain (loss)	0	(315,038)
Change in unrealized appreciation/depreciation	(12,537)	(79,802)
Purchases/Payups	0	8,653,380
Sales/Paydowns	(310,000)	(11,295,047)
Transfers in to Level 3	0	1,316,258
Transfers out of Level 3	0	(559,573)

Balance as of 9/30/17	$540,659	$18,797,570 (b)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/17(a)	$(12,537)	$(212,814)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2017, all Level 3 securities were priced i) by third party vendors or ii) at net asset value equivalent.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

36	Sanford C. Bernstein Fund II, Inc.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

2017 Annual Report	37

Notes to Financial Statements (continued)

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio which includes the tax treatment of swaps, foreign currency reclassifications, paydown gain/loss reclassifications, and the redesignation of dividends, is reflected as an adjustment to components of capital as of September 30, 2017, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$835,079	$(835,079)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 27, 2018 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2017, the aggregate amount of such fee waiver was $894,793.

38	Sanford C. Bernstein Fund II, Inc.

Pursuant to the Advisory Agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2017, the reimbursement for such services amounted to $61,036.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $2,527 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2017, such waiver amounted to $21,518. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2017 is as follows:

MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/17 (000)	DIVIDEND INCOME (000)
$7,680	$474,787	$476,885	$5,582	$61

Brokerage commissions paid on investment transactions for the year ended September 30, 2017 amounted to $24,247, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2017, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$118,250,807	$154,884,120
U.S. government securities	1,266,626,348	1,211,852,815

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$762,881,531

Gross unrealized appreciation	$15,415,540
Gross unrealized depreciation	(6,564,334)

Net unrealized appreciation	$8,851,206

2017 Annual Report	39

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

40	Sanford C. Bernstein Fund II, Inc.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2017, the Portfolio held purchased options and swaptions for hedging purposes.

During the year ended September 30, 2017, the Portfolio held written options for hedging purposes.

During the year ended September 30, 2017, the Portfolio held written swaptions for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

2017 Annual Report	41

Notes to Financial Statements (continued)

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2017, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an

42	Sanford C. Bernstein Fund II, Inc.

indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by OTC counterparty tables below.

During the year ended September 30, 2017, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$204,778	*	Receivable/Payable for variation margin on futures	$951,675	*
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	855,605	*	Receivable/Payable for variation margin on exchange traded swaps	13,278	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	671,855		Unrealized depreciation on forward currency exchange contracts	335,920
Credit contracts				Unrealized depreciation on credit default swaps	974,370
Total		$1,732,238			$2,275,243

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Annual Report	43

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,864,232)	$(339,005)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,064,376	1,814,811
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(102,497)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(69,890)	57,336
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	24,360	(23,196)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	75,494	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,655,758	(388,789)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(68,564)	(757,762)
Total		$(2,285,195)	$363,395

44	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2017

Futures:
Average original value of buy contracts	$161,997,260
Average original value of sale contracts	$37,793,531	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,452,291
Average principal amount of sale contracts	$86,770,094

Purchased Options:
Average monthly cost	$60,337	(b)

Written Options:
Average notional amount	$2,900	(c)

Written Swaptions:
Average notional amount	$29,006,667	(d)

Interest Rate Swaps:
Average notional amount	$11,590,000	(d)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$148,140,084

Credit Default Swaps:
Average notional amount of buy contracts	$5,243,308
Average notional amount of sale contracts	$12,987,538

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,840,000	(e)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for less than one month during the year.

(d)	Positions were open for three months during the year.

(e)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of September 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At September 30, 2017, the total derivative assets and liabilities not subject to netting arrangements were $1,060,383 and $964,953, respectively.

2017 Annual Report	45

Notes to Financial Statements (continued)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$47,801	$0	$0	$0	$47,801
Barclays Bank PLC	465,235	(1,351)	0	0	463,884
BNP Paribas SA	18,661	(1,593)	0	0	17,068
Citigroup Global Markets, Inc.	54	(54)	0	0	0
Credit Suisse International	54,004	(54,004)	0	0	0
Deutsche Bank AG	65,091	(65,091)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	3,223	(3,223)	0	0	0
Morgan Stanley Capital Services LLC	2,287	(2,287)	0	0	0
Standard Chartered Bank	16,185	(16,185)	0	0	0
State Street Bank & Trust Co.	16,640	(16,640)	0	0	0

Total	$689,181	$(160,428)	$0	$0	$528,753	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$1,351	$(1,351)	$0	$0	$0
BNP Paribas SA	1,593	(1,593)	0	0	0
Citibank, NA	235,314	0	0	(235,314)	0
Citigroup Global Markets, Inc.	101,345	(54)	0	0	101,291
Credit Suisse International	802,604	(54,004)	0	(748,600)	0
Deutsche Bank AG	523,140	(65,091)	0	(407,373)	50,676
Goldman Sachs International	476,721	(3,223)	0	0	473,498
JPMorgan Chase Bank, NA	54,977	0	0	0	54,977
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	261,211	(2,287)	0	0	258,924
Royal Bank of Scotland PLC	61,732	0	0	0	61,732
Standard Chartered Bank	60,895	(16,185)	0	0	44,710
State Street Bank & Trust Co.	29,171	(16,640)	0	0	12,531

Total	$2,610,054	$(160,428)	$0	$(1,391,287)	$1,058,339	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not

46	Sanford C. Bernstein Fund II, Inc.

present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2017, the Portfolio earned drop income of $1,082,624 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2017, the average amount of reverse repurchase agreements outstanding was $632,866 and the daily weighted average interest rate was (0.76)%. During the period, the Portfolio received net interest payment from counterparties.

As of September 30, 2017, the Portfolio had no transactions in reverse repurchase agreements outstanding.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$19,893,502	$22,149,684
Net long-term capital gains	4,495,903	4,812,829

Total distributions paid	$24,389,405	$26,962,513

2017 Annual Report	47

Notes to Financial Statements (continued)

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses and other losses	(2,996,717	)(a)
Other losses	(313,417	)(b)
Unrealized appreciation/(depreciation)	8,836,916	(c)

Total accumulated earnings/(deficit)	$5,526,782	(d)

(a)	As of September 30, 2017, the Portfolio had a net capital loss carryforward of $2,949,703. As of September 30, 2017, the cumulative deferred loss on straddles was $47,014.

(b)	As of September 30, 2017, the Portfolio had a qualified late-year ordinary loss deferral of $313,417.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Portfolio had a net short-term capital loss carryforward of $2,949,703, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

48	Sanford C. Bernstein Fund II, Inc.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely

2017 Annual Report	49

Notes to Financial Statements (continued)

to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or

50	Sanford C. Bernstein Fund II, Inc.

region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2017 and September 30, 2016, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Shares sold	13,343,677	10,750,696	$201,144,887	$163,056,634
Shares issued to shareholders on reinvestment of dividends and distributions	1,461,927	1,569,282	21,873,323	23,743,364
Shares redeemed	(9,863,615)	(11,789,267)	(148,094,385)	(178,958,349)

Net increase	4,941,989	530,711	$74,923,825	$7,841,649

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2017.

2017 Annual Report	51

Notes to Financial Statements (continued)

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

On November 2, 2017, the Board of Directors of the Fund approved the fee schedule of an amended Investment Management Agreement, to be effective on January 31, 2018 which will reduce the advisory fees payable to the Adviser by the Portfolio, as a percentage of average daily net assets, to the amounts set forth below:

PORTFOLIO	FIRST $2.5 BILLION	NEXT $2.5 BILLION UP TO $5 BILLION	EXCESS OVER $5 BILLION UP TO $8 BILLION	EXCESS OVER $8 BILLION
SCB II	0.45%	0.40%	0.35%	0.30%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

52	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio (the portfolio constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 29, 2017

2017 Annual Report	53

2017 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2017. For foreign shareholders, 79.77% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

54	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Director

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

D. James Guzy*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Crown Colony Dr

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2017 Annual Report	55

Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.† Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
John H. Dobkin† 75 (2002)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

Michael J. Downey† 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.† 85 (2002)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

2017 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
D. James Guzy† 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin† 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

58	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen† 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

Garry L. Moody† 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

2017 Annual Report	59

Sanford C. Bernstein Fund II, Inc. (continued)

Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Earl D. Weiner† 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

60	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Canter 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

Shawn E. Keegan 46	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

Greg J. Wilensky 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2012.

Stephen M. Woetzel 46	Controller	Vice President of ABIS†, with which he has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2017 Annual Report	61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the

62	Sanford C. Bernstein Fund II, Inc.

profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also compared the fee rate for the Fund with that for another AB Fund with a similar investment style.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

2017 Annual Report	63

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the Fund’s fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

64	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0917

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2016	$82,710	$–	$19,764
	2017	$82,710	$–	$19,711

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2016	$379,894	$19,764
			$–
			$(19,764)

	2017	$649,166	$19,711
			$–
			$(19,711)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2017